Share Capital and Reserves (Details) - Schedule of initial recognition date consideration received by the independent third-party appraiser ₪ in Thousands	12 Months Ended
Dec. 31, 2022 ILS (₪) shares
Schedule of Initial Recognition Date Consideration Received by the Independent Third Party Appraiser [Abstract]
Financial derivative in respect of price protection mechanism	₪ 600	[1]
The allotted shares (in Shares) | shares	2,830	[2]
Total consideration	₪ 3,430

[1]	The estimated fair value of the component of the financial derivative in respect of a price protection mechanism as of the transaction date was calculated using a Black and Scholes model. The parameters used in the fair value calculation using the aforementioned model are as follows:
[2]	As of the allotment date, the effective price per share was NIS 10.212.